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                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                   FORM 8-K/A


                                 CURRENT REPORT

         Pursuant to Section 13 or 15(d) of the Securities Exchange Act

                                February 21, 2006
                                -----------------
                                 Date of Report


                               Kodiak Energy, Inc.
                             -----------------------
                     (Formerly Island Critical Care, Corp.)

       Delaware                    333-82434                  650967706
   ---------------           ---------------------     ----------------------
   (State or other           (Commission File No.)     (IRS Employer I.D. No.)
    Jurisdiction)

                         734 7th Avenue S.W., Suite 460
                         Calgary, Alberta T2P 3P8 Canada
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                    (Address of Principal Executive Offices)

                                (403) 262-8044
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               (Registrant's Telephone Number, including area code)




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Item 4. Changes in Registrant's Certifying Accountant

(a)  Previous independent accountants

(i) On February 21, 2006, the board of directors dismissed Madsen & Associates as the independent accountants of Kodiak Energy, Inc. ("Registrant"),

(ii) The report of Madsen on the 2004 and 2003 financial statements contained no adverse opinion, disclaimer of opinion or modification of the opinion as to uncertainty, audit scope or accounting principles. The audit report for the year ending March 31, 2004 and nine months ending December 31, 2004 contained a going concern note.

(iii) The Registrant's Board of Directors participated in and approved the decision to change independent accountants on February 21, 2006.

(iv) In connection with its audits for the two most recent fiscal years and review of unaudited financial statements through September 30, 2005 and to February 21, 2006, there have been no disagreements with Madsen & Associates, on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreements if not resolved to the satisfaction of Madsen & Associates would have caused them to make reference thereto in their report on the financial statements.

(v) During the two most recent fiscal years and through February 21, 2006, there have been no reportable events (as defined in Regulation S-K Item 304(a)(1)(v)).

(vi) The Registrant requested that Madsen & Associates furnish it with a letter addressed to the SEC stating whether or not it agrees with the above revised statements. A copy of such letter is filed as Exhibit 16.1 to this Form 8-K.

(b)  New independent accountants

The Registrant engaged Meyers Norris Penny LLP, Medicine Hat, Alberta as its new independent accountants as of February 21, 2006. During the two most recent fiscal years and through February 21, 2006, the Registrant has not consulted with Myers Norris Penny LLP regarding (i) the application of accounting principles to a specified transaction, either completed or proposed, or the type of audit opinion that might be rendered on the Registrant's consolidated financial statements, and no written report or oral advice was provided to the Registrant by concluding there was an important factor to be considered by the Registrant in reaching a decision as to an accounting, auditing or financial reporting issue; or (ii) any matter that was either the subject of a disagreement, as that term is defined in Item 304(a)(1)(iv) of Regulation S-K and the related instructions to Item 304 of Regulation S-K, or a reportable event, as that term is defined in Item 304(a)(1)(iv) of Regulation S-K.

Item 9.01 Financial Statements and Exhibits

    (a)  Financial statements of business acquired.

         Not applicable.

    (b)  Pro forma financial information.

         Not applicable.

    (c)  Exhibits.

Exhibit
Number      Description
-------     -------------------------------------------------------
16.1        Letter from Madsen & Associates dated February 27, 2006


                               SIGNATURES

    Pursuant to the requirements of the Securities and Exchange Act of 1934, the Registrant has duly caused this Current Report on Form 8-K to be signed on its behalf by the undersigned hereunto duly authorized.

                                         Kodiak Energy, Inc



DATED:   February 27, 2006              /s/ Mark Hlady
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                                         Mark Hlady
                                         CEO, and Director


















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